Exhibit 10.19

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”) dated as of February 13, 2004, is entered into by and between Interactive Health LLC, a Delaware limited liability company (“Company”) and such other entities which from time to time become parties hereto (collectively, including the Company, the “Debtors” and individually each a “Debtor”) and Comerica Bank, a Michigan banking corporation (“Bank”).  The addresses for the Debtors and the Bank are set forth on the signature pages.

R E C I T A L S:

A.                                   Pursuant to that certain Interactive Health LLC Credit Agreement dated as of December 30, 2003 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Company and the Bank, the Bank has agreed, subject to the satisfaction of certain terms and conditions, to extend or continue to extend financial accommodations to the Company, as provided therein.

B.                                     As a condition precedent to the making of the initial loans, issuing Letters of Credit and creating and discounting Acceptances under the Credit Agreement, the Debtors are required to execute and deliver a security agreement in the form of this Agreement.

C.                                     The Debtors have directly and indirectly benefited and will directly and indirectly benefit from the transactions evidenced by and contemplated in the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
Definitions

Section 1.1.                                Definitions.  As used in this Agreement, capitalized terms not otherwise defined herein have the meanings provided for such terms in the Credit Agreement.  References to “Sections,” “subsections,” “Exhibits” and “Schedules” shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided.  All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations.  References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located.

The following terms have the meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

“Account” means any “account,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by such Debtor: (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation and resale.

“Chattel Paper” means any “chattel paper,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, and shall include electronic chattel paper and tangible chattel paper.

“Collateral” has the meaning specified in Section 2.1 of this Agreement.

“Computer Records” has the meaning specified in Section 2.1(f) of this Agreement.

“Credit Agreement” has the meaning specified in the recitals hereto.

“Deposit Account” shall mean a demand, time savings, passbook or similar account maintained with a bank but does not include Investment Property or Accounts evidenced by an instrument.

“Document” means any “document,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by a Debtor.

“Equipment” means any “equipment,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor and, in any event, shall include, without limitation, all machinery, equipment, furniture, trade fixtures, tractors, trailers, rolling stock, vessels, aircraft and vehicles now owned or hereafter acquired by such Debtor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

“Event of Default” has the meaning specified in the Credit Agreement.

“General Intangibles” means any “general intangibles,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by such Debtor: (a) all of the Debtor’s patents, copyrights, trademarks, service marks, trade names, trade secrets, registrations, goodwill, franchises, licenses, permits, proprietary information, customer lists, designs, inventions and all other intellectual property and proprietary rights, including without limitation those described on Schedule E attached hereto and incorporated herein by reference; (b) all of the Debtor’s books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes and all rights of the Debtor to retrieve data and other information from third parties; (c) all of the Debtor’s contract rights, commercial tort claims, partnership interests, membership interests, joint venture interests, securities, deposit accounts, investment accounts and certificates of deposit; (d) all rights of the Debtor to payment under chattel paper, documents, instruments and similar agreements; (e) letters of credit, letters of credit rights, supporting obligations and rights to payment for money or funds advanced or sold of the Debtor; (f) all tax refunds and tax refund claims of the Debtor; (g) all choses in action and causes of action of the Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor; (h) all rights and claims of the Debtor under warranties and indemnities; and (i) all rights of the Debtor under any insurance, surety or similar contract or arrangement.

“Governmental Authority” shall mean any nation or government, any state, province or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Indebtedness” has the meaning ascribed to that term in the Credit Agreement.

“Instrument” means any “instrument,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances, whether now owned or hereafter acquired.

“Inventory” means any “inventory,” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by such Debtor: (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, supplies and materials of the Debtor; (c) all wrapping, packaging, advertising and shipping materials of the Debtor; (d) all goods that have been returned to, repossessed by or stopped in transit by the Debtor; and (e) all Documents evidencing any of the foregoing.

“Investment Property” means any “investment property” as such term is defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by a Debtor, and in any event, shall include without limitation all shares of stock and other equity, partnership or membership interests constituting securities, of the domestic Subsidiaries of such Debtor from time to time owned or acquired by such Debtor in any manner (including, without limitation, the Pledged Shares), and the certificates and all dividends, cash, instruments, rights and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such shares;

“Loan Documents” has the meaning specified in the Credit Agreement.

“Permitted Liens” has the meaning specified in the Credit Agreement.

“Pledged Shares” means the shares of capital stock or other equity, partnership or membership interests described on Schedule D attached hereto and incorporated herein by reference.

“Proceeds” means any “proceeds,” as such term is defined in Article or Chapter 9 of the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to a Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to a Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting, or purporting to act, for or on behalf of any governmental authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Records” is defined in Section 4.9 of this Agreement.

“Software” means all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded.

“Subsidiary” has the meaning specified in the Credit Agreement.

“UCC” means the Uniform Commercial Code as in effect in the State of Michigan; provided, that if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

ARTICLE II
Security Interest

Section 2.1.                                Security Interest.  As collateral security for the prompt payment and performance in full when due of the Indebtedness (whether at stated maturity, by acceleration or otherwise), each Debtor hereby pledges and assigns (as collateral) to the Bank, and grants the Bank a continuing lien on and security interest in, all of such Debtor’s right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the “Collateral”):

(a)                                  all Accounts;

(b)                                 all Chattel Paper;

(c)                                  all General Intangibles;

(d)                                 all Equipment;

(e)                                  all Inventory;

(f)                                    all computer records (“Computer Records”) and Software, whether relating to the foregoing Collateral or otherwise, but in the case of such Software, subject to the rights of any non-affiliated licensee of software and any cash collateral, deposit account or investment account established or maintained hereunder, including without limitation under Section 6.3 hereof,

(g)                                 all Investment Property;

(h)                                 all Instruments;

(i)                                     all Deposit Accounts;

(j)                                     all Documents; and

(k)                                  all Proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (j) and all liens, security, rights. remedies and claims of such Debtor with respect thereto;

provided, however, that “Collateral” shall not include rights under or with respect to any General Intangible, license, permit or authorization to the extent any such General Intangible, license, permit or authorization, by its terms or by law, prohibits the assignment of, or the granting of a security interest in, the rights of a grantor thereunder or which would be invalid or unenforceable upon any such assignment or grant.  The pledge and grant of a security interest in Proceeds shall not be deemed to give the applicable Debtor any right to dispose of any of the Collateral, except as may otherwise be permitted herein or in the Credit Agreement.

Each Debtor hereby irrevocably authorizes the Bank at any time and from time to time during the term hereof to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate any or all of the Collateral upon which the Debtors have granted a lien, and (b) provide any other information required by Part 5 of Article 9 of the UCC, including organizational information and in the case of a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral related.  Each Debtor agrees to furnish any such information to the Bank promptly upon request.

Section 2.2.                                Debtors Remain Liable.  Notwithstanding anything to the contrary contained herein, (a) the Debtors shall remain liable under the contracts, agreements, documents and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Bank of any of its rights or remedies hereunder shall not release the Debtors from any of their duties or obligations under the contracts, agreements, documents and instruments included in the Collateral, and (c) the Bank shall not have any indebtedness, liability or obligation (by assumption or otherwise) under any of the contracts, agreements, documents and instruments included in the Collateral by reason of this Agreement, and none of such parties shall be obligated to perform any of the obligations or duties of the Debtors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 2.3.                                Delivery of Collateral.  All certificates or instruments representing or evidencing the Pledged Shares, promptly upon a Debtor gaining any rights therein, shall be delivered to and held by or on behalf of the Bank pursuant hereto in suitable form for transfer by delivery, or accompanied by duly executed stock powers or instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to the Bank.

ARTICLE III
Representations and Warranties

To induce the Bank to enter into this Agreement and the Credit Agreement, each Debtor represents and warrants to the Bank that as of the date hereof:

Section 3.1.                                Title.  Such Debtor is, and with respect to Collateral acquired after the date hereof such Debtor will be, the legal and beneficial owner of the Collateral free and clear of any lien or other encumbrance, except for the Permitted Liens and the other liens permitted under the Credit Agreement, provided that, other than the lien established hereby, no lien on the Collateral described in clause (g) of Section 2.1 shall constitute a Permitted Lien.

Section 3.2.                                Financing Statements.  No financing statement, security agreement or other lien instrument covering all or any part of the Collateral is on file in any public office with respect to any outstanding obligation of such Debtor except (i) as may have been filed in favor of the Bank pursuant to this Agreement and the other Loan Documents and (ii) financing statements filed to perfect Permitted Liens and the other liens permitted under the Credit Agreement.  As of the date hereof, except as otherwise disclosed on Schedule F hereto, the Debtor does not do business and has not done business under a trade name or any name other than its legal name set forth at the beginning of this Agreement.

Section 3.3.                                Principal Place of Business; Registered Organization, Change in Form or Jurisdiction.  The principal place of business and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown on the signature page hereto. Each Debtor is duly organized and validly existing as a corporation (or other business organization) under the laws of its jurisdiction of organization, as set forth on Schedule C, and has the registration number set forth on such Schedule C, and the Debtor has not changed its corporate form or its jurisdiction of organization at anytime during the past five (5) years except as set forth on Schedule C.

Section 3.4.                                Location of Collateral.  All Inventory (except Inventory in transit) and Equipment (other than vehicles) of the Debtor in the possession of the Debtor are located at the places specified on Schedule A hereto (as supplemented from time to time in accordance with the provisions hereof).  If any such location is leased by the Debtor as of the date hereof, the name and address of the landlord leasing such location is identified on Schedule A hereto.  If any Inventory or Equipment is held by a warehouseman or bailee as of the date hereof, the name and address of such person is identified on Schedule A hereto.  As of the date hereof, all Deposit Accounts are located at the banks and have the account numbers specified on Schedule A.  Except for inventory in transit, none of the Inventory or Equipment of the Debtor (other than trailers, rolling stock, vessels, aircraft and vehicles) is evidenced by a Document (including, without limitation, a negotiable document of title).  All certificates of the Debtor representing shares of stock of any domestic Subsidiary (including, without limitation, the Pledged Shares) will be delivered to the Bank, accompanied by duly executed stock powers or instruments of transfer or assignments in blank with respect thereto.

Section 3.5.                                Perfection.  Upon the filing of Uniform Commercial Code financing statements in the jurisdictions listed on Schedule B attached hereto, and upon the Bank’s obtaining possession of the certificates evidencing the Pledged Shares accompanied by duly executed stock powers or instruments of transfer or assignments in blank, or upon the execution and delivery of control agreements or similar documentation (with respect to any cash collateral or deposit account established hereunder), the security interest in favor of the Bank created herein will constitute a valid and perfected lien upon and security interest in the Collateral which may be created and perfected under the UCC by filing financing statements or obtaining possession thereof, subject to no equal or prior liens except for those (if any) which constitute Permitted Liens.

Section 3.6.                                Pledged Shares.

(a)                                  The Pledged Shares that are shares of a corporation have been duly authorized and validly issued and are fully paid and nonassessable, and the Pledged Shares that are membership interests or partnership units (if any) have been validly granted, under the laws of the jurisdiction of organization of the issuers thereof, and, to the extent applicable, are fully paid and nonassessable. No such membership or partnership interests constitute “securities” within the meaning of Article 8 of the UCC, and each Debtor covenants and agrees not to allow any such membership or partnership interest to become “securities” for purposes of Article 8 of the UCC.

(b)                                 Each Debtor is the legal and beneficial owner of the Pledged Shares, free and clear of any lien (other than the liens created by this Agreement), and the Debtor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its rights or interest in or to the Pledged Shares.  None of the Pledged Shares are subject to any contractual or other restrictions upon the pledge or other transfer of such Pledged Shares, other than those imposed by securities laws generally.  No issuer of Pledged Shares is party to any agreement granting “control” (as defined in Section 8-106 of the UCC) of such Debtor’s Pledged Shares to any third party.  All such Pledged Shares are held by each Debtor directly and not through any securities intermediary.

(c)                                  On the date hereof, the Pledged Shares constitute the percentage of the issued and outstanding shares of stock, partnership units or membership interests of the issuers thereof indicated on Schedule D and such schedule contains a description of all shares of capital stock, membership interests and other equity interests of or in any domestic Subsidiaries owned by the Debtor (as such Schedule D may from time to time be supplemented, amended or modified in accordance with the terms of this Agreement).

Section 3.7.                                Intellectual Property.  Schedule E is a true, accurate and complete list of all pending or issued patents, trademarks, copyrights and other intellectual property owned or licensed (pursuant to exclusive licenses) to or by the Debtors (as such Schedule E may from time to time be supplemented, amended or modified in accordance with the terms of this Agreement).

ARTICLE IV
Covenants

Each Debtor covenants and agrees with the Bank that until the Indebtedness has been paid and performed in full and all commitments to lend or provide other credit accommodations under the Credit Agreement have been terminated:

Section 4.1.                                Encumbrances.  The Debtor shall not create, permit or suffer to exist, and shall defend the Collateral against, any lien or other encumbrance (other than the liens created by this Agreement and the Permitted Liens and the other liens permitted under the Credit Agreement) or any restriction upon the pledge or other transfer thereof (other than as provided in the Credit Agreement), and shall, subject only to the Permitted Liens and the other liens permitted under the Credit Agreement, defend the Debtor’s title to and other rights in the Collateral and the Bank’s pledge and collateral assignment of and security interest in the Collateral against the claims and demands of all Persons.  Except to the extent permitted by the Credit Agreement or in connection with any release of Collateral under Section 7.13 hereof (but only to the extent of any Collateral so released), the Debtor shall do nothing to impair the rights of the Bank in the Collateral.

Section 4.2.                                Collection of Accounts and Contracts; No Commingling.   The Debtor shall, in accordance with its usual business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts.

Section 4.3.                                Disposition of Collateral. The Debtor shall not enter into or consummate any transfer or other disposition of any of its assets except as permitted under Section 9.2 of the Credit Agreement, or otherwise with the prior written consent of the Bank.

Section 4.4.                                Further Assurances.  At any time and from time to time, upon the request of the Bank, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Bank may reasonably deem necessary or appropriate to preserve and perfect its security interest in and pledge and collateral assignment of the Collateral and carry out the provisions and purposes of this Agreement or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.  Except as otherwise expressly permitted by the terms of the Credit Agreement relating to disposition of assets and except for Permitted Liens and the other liens permitted under the Credit Agreement, the Debtor agrees to maintain and preserve the Bank’s security interest in and pledge and collateral assignment of the Collateral hereunder.  Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Bank such financing statements as the Bank may from time to time require; and (b) execute and deliver to the Bank (or cause to be executed and delivered) such other agreements, documents and instruments, including without limitation control agreements or stock powers, as the Bank may require to perfect and maintain the validity, effectiveness and priority of the liens intended to be created by the Loan Document.  The Debtor authorizes the Bank to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor unless otherwise prohibited by law.

Section 4.5.                                Insurance.  The Collateral pledged by such Debtor or the Debtors will be insured with insurance coverage in such amounts and of such types as are customarily carried by companies similar in size and nature.  In the case of all such insurance policies, each such Debtor shall designate the Bank, as mortgagee or lender loss payee and such policies shall provide that any loss be payable to the Bank, as mortgagee or lender loss payee, as its interests may appear. Further, upon the request of the Bank, each such Debtor shall deliver certificates evidencing such policies, including all endorsements thereon and those required hereunder, to Bank; and each such Debtor assigns to Bank, as additional security hereunder, all its rights to receive proceeds of insurance with respect to the Collateral. All such insurance shall, by its terms, provide that the applicable carrier shall, prior to any cancellation before the expiration date thereof, mail 30 days’ prior written notice to the Bank of such cancellation. Each Debtor further shall provide Bank upon request with evidence reasonably satisfactory to Bank that each such Debtor is at all times in compliance with this paragraph.  Upon the occurrence and during the continuance of an Event of Default, Bank may act as each such Debtor’s attorney-in-fact in obtaining, adjusting, settling and compromising such insurance and endorsing any drafts. Upon Debtor’s failure to insure the Collateral as required in this covenant, Bank may procure such insurance and its costs therefor shall be charged to Debtor, payable on demand, with interest at the highest rate set forth in the Credit Agreement and added to the Indebtedness secured hereby. The disposition of proceeds payable to such Debtor of any insurance on the Collateral (“Insurance Proceeds”) shall be governed by the following:

(i)                                     provided that no Event of Default has occurred and is continuing hereunder, (a) if the amount of Insurance Proceeds in respect of any loss or casualty does not exceed Two Hundred Fifty Thousand Dollars ($250,000), such Debtor shall be entitled, in the event of such loss or casualty, to receive all such Insurance Proceeds and to apply the same toward the replacement of the Collateral affected thereby or to the purchase of other assets to be used in the Debtor’s business (provided that such assets shall be subjected to a first lien in favor of Bank); and (b) if the amount of Insurance Proceeds in respect of any loss or casualty exceeds Two Hundred Fifty Thousand Dollars ($250,000), such Insurance Proceeds shall be paid to and received by Bank, for release to such Debtor for the replacement of the Collateral affected thereby or to the purchase of other assets to be used in the Debtor’s business (provided that such assets shall be subjected to a first lien in favor of Bank); or, upon written request of such Debtor (accompanied by reasonable supporting documentation), for such other use or purpose as approved by the Bank, in its reasonable discretion, it being understood and agreed in connection with any release of funds under this subparagraph (b), that the Bank may impose reasonable and customary conditions on the disbursement of such Insurance Proceeds; and

(ii)                                  if an Event of Default has occurred or is continuing and is not waived as provided in the Credit Agreement, all Insurance Proceeds in respect of any loss or casualty shall be paid to and received by the Bank, to be applied by the Bank against the Indebtedness and/or to be held by the Bank as cash collateral for the Indebtedness, as the Bank may direct in its sole discretion.

Section 4.6.                                Bailees.  If any of the Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Debtor’s agents or processors not already disclosed to the Bank by name and address pursuant to the terms of Section 3.4, the Debtor shall notify the Bank (and revise Schedule A to this Agreement to this effect), and at the request of the Bank, notify such warehouseman, bailee, agent or processor of the security interest created hereunder, shall instruct such Person to hold such Collateral for the Bank’s account subject to the Bank’s instructions (without further consent of the Debtor) and shall obtain for the Bank such Person’s acknowledgment of the same.

Section 4.7.                                Furnishing of Information and Inspection Rights.  The Debtor will, at any time and from time to time during regular business hours, upon reasonable advance notice (except if any Event of Default has occurred and is continuing, when no prior notice shall be required), permit the Bank, or its agents or representatives, to examine and make copies of and abstracts from all Records, to visit the offices and properties of the Debtor for the purpose of examining such Records, and to discuss matters relating to Debtor’s performance hereunder and under the Credit Agreement with any of the officers, directors, employees or independent public accountants of the Debtor having knowledge of such matters; provided, however, that the Bank acknowledges that, in exercising the rights and privileges conferred in this Section 4.7, it or its agents and representatives may, from time to time, obtain knowledge of information, practices, books, correspondence and records of a confidential nature and in which the Debtor has a proprietary interest and agrees to maintain the confidentiality of such information, practices, books, correspondence and records in accordance with the customary practices of the Bank.  The Bank may reply to a request from any Person for information related to any Collateral referred to in any financing statement filed to perfect the security interest and liens established hereby, to the extent necessary to maintain the perfection or priority of such security interests or liens, or otherwise required under applicable law. Furthermore, the Debtor shall permit the Bank and its representatives to examine, inspect and audit the Collateral and to examine, inspect and audit the Debtor’s books and Records to the extent provided under the Credit Agreement.

Section 4.8.                                Corporate Changes.  The Debtor shall not change its name, identity, corporate structure or jurisdiction of organization in any manner that might make any financing statement filed in connection with this Agreement seriously misleading within the meaning of Section 9-506 of the UCC unless the Debtor shall have given the Bank thirty (30) days prior written notice thereof and shall have taken all action deemed necessary by the Bank to protect its liens and the perfection and priority thereof.  The Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Bank thirty (30) days prior written notice thereof and shall have taken all action deemed necessary by the Bank to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

Section 4.9.                                Books and Records.  The Debtor shall keep accurate and complete books and records (the “Records”) of the Collateral and the Debtor’s business and financial condition in accordance with the Credit Agreement.

Section 4.10.                         Equipment and Inventory.

(a)                                  The Debtor shall keep the Equipment (other than vehicles) and Inventory (other than Inventory in transit) at the locations specified on Schedule A hereto or, upon prompt written notice to the Bank, at such other places within the United States of America where all action required to perfect the Bank’s security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

(b)                                 The Debtor shall maintain the Equipment and Inventory in accordance with the terms of the Credit Agreement.

Section 4.11.                         Notification.  The Debtor shall promptly notify the Bank in writing of any lien, encumbrance or claim (other than a Permitted Lien and the other liens permitted under the Credit Agreement, to the extent not otherwise subject to any notice requirements under the Credit Agreement) that has attached to or been made or asserted against any of the Collateral upon becoming aware of the existence of such lien, encumbrance or claim.

Section 4.12.                         Collection of Accounts.  So long as no Event of Default has occurred and is continuing and except as otherwise provided in this Section 4.12 and Section 6.3, the Debtor shall have the right to collect and receive payments on the Accounts, and to use and expend the same in its operations, in each case in compliance with the terms of the Credit Agreement.

Section 4.13.                         Voting Rights; Distributions, Etc.

(a)                                  So long as no Event of Default shall have occurred and be continuing (both before and after giving effect to any of the actions or other matters described in clauses (i) or (ii) of this subparagraph):

(i)                                     The Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers and ratifications) pertaining to any of the Pledged Shares or any part thereof; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken without the prior written consent of the Bank which would violate any provision of this Agreement or the Credit Agreement; and

(ii)                                  Except as otherwise provided by the Credit Agreement, the Debtor shall be entitled to receive and retain any and all dividends, distributions and interest paid in respect to any of the Pledged Shares.

(b)                                 Upon the occurrence and during the continuance of an Event of Default:

(i)                                     The Bank may, without notice to the Debtor, transfer or register in the name of the Bank or any of its nominees, any or all of the Pledged Shares and the Proceeds thereof (in cash or otherwise) held by the Bank hereunder, and the Bank or its nominee may thereafter, after delivery of notice to the Debtor, exercise all voting and corporate rights at any meeting of any corporation issuing any of the Pledged Shares and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Shares as if the Bank were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing any of such Pledged Shares or upon the exercise by any such issuer or the Bank of any right, privilege or option pertaining to any of the Pledged Shares, and in connection therewith, to deposit and deliver any and all of the Pledged Shares with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Bank may determine, all without liability except to account for property actually received by it, but the Bank shall have no duty to exercise any of the aforesaid rights, privileges or options, and the Bank shall not be responsible for any failure to do so or delay in so doing.

(ii)                                  All rights of the Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Subsection 4.13(a)(i) and to receive the dividends, interest and other distributions which it would otherwise be authorized to receive and retain pursuant to Subsection 4.13(a)(ii) shall, upon notice from the Bank, be suspended until such Event of Default shall no longer exist, and all such rights shall, until such Event of Default shall no longer exist, thereupon become vested in the Bank which shall thereupon have the sole right to exercise such voting and other consensual rights and thereupon have the sole right to receive, hold and dispose of as Pledged Shares such dividends, interest and other distributions.

(iii)                               All dividends, interest and other distributions which are received by the Debtor contrary to the provisions of this Subsection 4.13(b) shall be received in trust for the benefit of the Bank, shall be segregated from other funds of the Debtor and shall be forthwith paid over to the Bank as Collateral in the same form as so received (with any necessary endorsement).

(iv)                              The Debtor shall execute and deliver (or cause to be executed and delivered) to the Bank all such proxies and other instruments as the Bank may reasonably request for the purpose of enabling the Bank to exercise the voting and other rights which it is entitled to exercise pursuant to this Subsection 4.13(b) and to receive the dividends, interest and other distributions which it is entitled to receive and retain pursuant to this Subsection 4.13(b). The foregoing shall not in any way limit the Bank’s power and authority granted pursuant to Section 5.1.

Section 4.14.                         Transfers and Other Liens; Additional Investments. The Debtor agrees that, (a) except with the written consent of the Bank, it will not permit any domestic Subsidiary to issue to Debtor or any of Debtor’s other Subsidiaries any shares of stock, membership interests, partnership units, notes or other securities or instruments  (including without limitation the Pledged Shares) in addition to or in substitution for any of the Collateral, unless, concurrently with each issuance thereof, any and all such shares of stock, membership interests, partnership units, notes or instruments are encumbered in favor of the Bank under this Agreement or otherwise (it being understood and agreed that all such shares of stock, membership interests, partnership units, notes or instruments issued to Debtor shall, without further action by Debtor or Bank, be automatically encumbered by this Agreement as Pledged Shares) and (b) it will promptly upon the written request of Bank following the issuance thereof (and in any event within five (5) Business Days following such request) deliver to the Bank (i) an amendment, duly executed by the Debtor, in substantially the form of Exhibit A hereto (an “Amendment”), in respect of such shares of stock, membership interests, partnership units, notes or instruments issued to Debtor or (ii) a new stock pledge, duly executed by the applicable Subsidiary, in substantially the form of this Agreement (a “New Pledge”), in respect of such shares of stock, membership interests, partnership units, notes or instruments issued to any Subsidiary granting to Bank, a first priority security interest, pledge and lien thereon, together in each case with all certificates, notes or other instruments representing or evidencing the same.  The Debtor hereby (x) authorizes the Bank to attach each Amendment to this Agreement, (y) agrees that all such shares of stock, membership interests, partnership units, notes or instruments listed in any Amendment delivered to the Bank shall for all purposes hereunder constitute Pledged Shares, and (z) is deemed to have made, upon the delivery of each such Amendment, the representations and warranties contained in Sections 3.1, 3.2, 3.4, 3.5 and 3.6 of this Agreement with respect to the Collateral covered thereby.

Section 4.15.                         Possession; Reasonable Care.  Regardless of whether a Default or an Event of Default has occurred or is continuing, the Bank shall have the right to hold in its possession all Pledged Shares pledged, assigned or transferred hereunder and from time to time constituting a portion of the Collateral.  The Bank may appoint one or more agents (which in no case shall be the Debtor or an affiliate of the Debtor) to hold physical custody, for the account of the Bank, of any or all of the Collateral.  The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Bank accords its own property, it being understood that the Bank shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Bank has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

Following the occurrence and continuance of an Event of Default, the Bank shall be entitled to take possession of the Collateral in accordance with the UCC.

Section 4.16                            Promissory Notes and Tangible Chattel Paper.  If any Debtor shall, now or at any time hereafter, hold or acquire any promissory notes in a principal amount exceeding $250,000 or tangible Chattel Paper evidencing an obligation exceeding $250,000 the Debtor shall forthwith endorse, assign and deliver any such promissory note to the Bank, accompanied by such instruments of transfer or assignment duly executed in blank as the Bank may from time to time specify and cause all such Chattel Paper to bear a legend acceptable to the Bank indicating that the Bank has a security interest in such Chattel Paper.

Section 4.17                            Electronic Chattel Paper and Transferable Records.  If any Debtor, now or at any time hereafter, holds or acquires an interest in any electronic Chattel Paper or any “transferable record,” as that term is defined in the federal Electronic Signatures in Global and National Commerce Act, or in the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Debtor shall promptly notify the Bank thereof and, at the request and option of the Bank, shall take such action as the Bank may reasonably request to vest in the Bank control, under Section 9-105 of the UCC, of such electronic chattel paper or control under the federal Electronic Signatures in Global and National Commerce Act, or the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

Section 4.18                            Letter-of-Credit Rights.  If any Debtor is, now or at any time hereafter, a beneficiary under a letter of credit in a face amount exceeding $400,000 such Debtor shall promptly notify the Bank thereof and, at the request and option of the Bank, such Debtor shall, pursuant to an agreement in form and substance satisfactory to the Bank either (a) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Bank of the proceeds of the letter of credit or (b) arrange for the Bank to become the transferee beneficiary of the letter of credit, with the Bank agreeing, in each case, that the proceeds of the letter of credit are to be made available to Debtor as long as no Event of Default has occurred and is continuing.

Section 4.19                            Commercial Tort Claims.  If any Debtor shall, now or at any time hereafter, hold or acquire a commercial tort claim having a value in excess of $400,000, such Debtor shall promptly notify the Bank in a writing signed by such Debtor of the particulars thereof and grant to the Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Bank.

Section 4.20                            Intellectual Property.  Each Debtor agrees to (a) preserve and maintain all rights to any of its registered intellectual property, and (b) ensure any and all of its registered patents, trademarks, copyrights and tradenames remain enforceable, provided however, such Debtor shall only be obligated to act in a manner consistent with commercially reasonable business practices, and may fail to make payment of maintenance fees, annuities and renewals where such Debtor determines, consistent with commercially reasonable business practices, such intellectual property should be abandoned.  Upon the occurrence and during the continuance of an Event of Default, Bank may use such Debtor’s intellectual property without payment of royalties or other fees.

Section 4.21.                         Future Subsidiaries / Additional Collateral/Change in Collateral Location.

(a)                                  With respect to each Person which becomes a domestic Subsidiary (which, for all purposes of this Agreement, shall include any Subsidiary which is not a “controlled foreign corporation” under Section 956 of the Internal Revenue Code, or any successor provision) subsequent to the date hereof, within thirty (30) days of the date such Person becomes a domestic Subsidiary, Debtor will cause such Subsidiary to execute and deliver to the Bank a security agreement, substantially in the form of this Agreement (or joinder agreement satisfactory to Bank), granting to the Bank a first priority security interest, mortgage and lien encumbering all right, title and interest of such Person in property, rights and interests of the type included in the definition of the Collateral, subject only to the Permitted Liens.

(b)                                 With respect to any registered intellectual property acquired by any Debtor or licensed by any Debtor pursuant to an exclusive license after the date hereof, such Debtor shall promptly disclose such intellectual property to the Bank and shall execute or cause to be executed, not later than thirty (30) days after such property is acquired or obtained (i) an amendment, duly executed by the Debtor, in substantially the form of Exhibit A hereto (an “Amendment”), in respect of such additional collateral or (ii) a new security agreement, duly executed by the applicable Debtor, in substantially the form of this Agreement, in respect of such additional collateral, granting to Bank a first priority security interest, pledge and lien thereon (subject only to the Permitted Liens), together in each case with all certificates, notes or other instruments representing or evidencing the same, and shall, upon Bank’s request, execute or cause to be executed any financing statement or other document (including without limitation, filings required by the U.S. Patent and Trademark Office and/or the U.S. Copyright Office in connection with any such additional collateral).  The Debtor hereby (x) authorizes the Bank to attach each Amendment to this Agreement, (y) agrees that all such additional collateral listed in any Amendment delivered to the Bank shall for all purposes hereunder constitute Collateral, and (z) is deemed to have made, upon the delivery of each such Amendment, the representations and warranties contained in Sections 3.1, 3.2, 3.4, 3.5, 3.7 of this Agreement with respect to the Collateral covered thereby.

(c)                                  Debtor shall notify the Bank of any changes in the location of Inventory (other than Inventory in transit and Inventory sold by such Debtor in accordance with Section 9.2 of the Credit Agreement and any other Inventory which does not have a fair market value in excess of $100,000 individually or in the aggregate) or Equipment (other than trailers, rolling stock, vessels, aircrafts and vehicles and Equipment sold by such Debtor in accordance with Section 9.2 of the Credit Agreement and any other Equipment which does not have a fair market value in excess of $100,000 individually or in the aggregate) or any of the other information required to be provided pursuant to Sections 3.4 and 4.6 hereof, and, at Bank’s request, shall execute or cause to be executed, an amendment to this Agreement duly executed by the Debtor in respect of such change and any financing statement or other document as deemed necessary by the Bank in its sole discretion, provided, that Debtor shall give the Bank at least thirty (30) days prior written notice of any change in the location of its primary warehouse facility (which is located, as of the date hereof, at 3030 Walnut Avenue, Long Beach California), and provided further, that prior to or concurrently with any such change in the location of such Inventory or Equipment, Debtor will have complied with the requirements (to the extent applicable) of Section 4.6 of this Agreement and Section 8.16(b)(ii) of the Credit Agreement.

ARTICLE V
Rights of the Bank

Section 5.1.                                Power of Attorney.  Each Debtor hereby irrevocably constitutes and appoints the Bank and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take, after the occurrence and during the continuance of an Event of Default, any and all actions, and to execute any and all documents and instruments which the Bank at any time and from time to time deems necessary, to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Bank the power and right on behalf of the Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default, without notice to or the consent of the Debtor:

(i)                                     to demand, sue for, collect or receive, in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

(ii)                                  to pay or discharge taxes, liens or other encumbrances levied or placed on or threatened against the Collateral;

(iii)                               (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Bank or as the Bank shall direct; (B) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Bank may determine; (H) to add or release any guarantor, indorser, surety or other party to any of the Collateral; (I) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise or adjust any claim under or pertaining to any of the Collateral (including claims under any policy of insurance); and (K) to sell, transfer, pledge, convey, make any agreement with respect to, or otherwise deal with, any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do, at the Bank’s option and the Debtor’s expense, at any time, or from time to time, all acts and things which the Bank deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Bank’s security interest therein.

This power of attorney is a power coupled with an interest and shall be irrevocable.  The Bank shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Bank in this Agreement, and shall not be liable for any failure to do so or any delay in doing so.  This power of attorney is conferred on the Bank solely to protect, preserve, maintain and realize upon its security interest in the Collateral.  The Bank shall not be responsible for any decline in the value of the Collateral, other than a decline in value caused by Bank’s willful misconduct or gross negligence and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any lien given to secure the Collateral.

Section 5.2.                                Setoff.  In addition to and not in limitation of any rights of Bank under applicable law, the Bank shall, upon the occurrence and continuance of an Event of Default, without notice or demand of any kind, have the right to appropriate and apply to the payment of the Indebtedness owing to it (whether or not then due) any and all balances, credits, deposits, accounts or moneys of Debtors then or thereafter on deposit with Bank.

Section 5.3.                                Assignment by the Bank.  The Bank may at any time assign or otherwise transfer all or any portion of its rights and obligations as Bank under this Agreement and the other Loan Documents (including, without limitation, the Indebtedness) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement and such Person shall thereupon become vested with all the benefits and obligations thereof granted to the Bank herein or otherwise.

Section 5.4.                                Performance by the Bank. If any Debtor shall fail to perform any covenant or agreement contained in this Agreement, the Bank may (but shall not be obligated to) perform or attempt to perform such covenant or agreement on behalf of the Debtors, in which case Bank shall exercise good faith and make diligent efforts to give Debtors prompt prior written notice of such performance or attempted performance.  In such event, the Debtors shall, at the request of the Bank, promptly pay any reasonable amount expended by the Bank in connection with such performance or attempted performance to the Bank, together with interest thereon at the interest rate set forth in the Credit Agreement, from and including the date of such expenditure to but excluding the date such expenditure is paid in full.  Notwithstanding the foregoing, it is expressly agreed that the Bank shall not have any liability or responsibility for the performance (or non-performance) of any obligation of the Debtors under this Agreement.

Section 5.5.                                Certain Costs and Expenses.  The Debtors shall pay or reimburse the Bank within five (5) Business Days after demand for all reasonable costs and expenses

(including reasonable attorney’s and paralegal fees) incurred by it in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Security Document during the existence of an Event of Default or after acceleration of any of the Indebtedness (including in connection with any “workout” or restructuring regarding the Indebtedness, and including in any insolvency proceeding or appellate proceeding).  The agreements in this Section 5.5 shall survive the payment in full of the Indebtedness.

Section 5.6.                                Indemnification.  The Debtors shall indemnify, defend and hold the Bank and each Benefited Party and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable attorneys’ and paralegals’ fees) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Indebtedness and the termination, resignation or replacement of the Bank) be imposed on, incurred by or asserted against any such Indemnified Person in any way relating to or arising out of this Agreement or any other Loan Document or any document relating to or arising out of or referred to in this Agreement or any other Security Document, or the transactions contemplated hereby, or any action taken or omitted by any such Indemnified Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any bankruptcy proceeding or appellate proceeding) related to or arising out of this Agreement or the Indebtedness or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities); provided, that the Debtors shall have no obligation under this Section 5.6 to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person.  The agreements in this Section 5.6 shall survive payment of all other Indebtedness.

ARTICLE VI
Default

Section 6.1.                                Rights and Remedies.  If an Event of Default shall have occurred and be continuing, the Bank shall have the following rights and remedies:

(i)                                     The Bank may exercise any of the rights and remedies set forth in this Agreement (including, without limitation, in Section 5 of this Agreement), the Credit Agreement or by applicable law.

(ii)                                  In addition to all other rights and remedies granted to the Bank in this Agreement or in the Credit Agreement or by applicable law, the Bank shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and the Bank may also, without previous demand or notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Bank’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Bank may, in its reasonable discretion, deem commercially reasonable or otherwise as may be permitted by law.  Without limiting the generality of the foregoing, the Bank may (A) without demand or notice to the Debtors (except as required under the Credit Agreement or applicable law), collect, receive or take possession of the Collateral or any part thereof, and for that purpose the Bank (and/or its agents, servicers or other independent contractors) may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Bank’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Bank may, in its reasonable discretion, deem commercially reasonable or otherwise as may be permitted by law.  The Bank shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right of redemption on the part of the Debtors, which right of redemption is hereby expressly waived and released by the Debtors to the extent permitted by applicable law.  The Bank may require the Debtors to assemble the Collateral and make it available to the Bank at any place designated by the Bank to allow Bank to take possession or dispose of such Collateral.  The Debtors agree that the Bank shall not be obligated to give more than ten (10) Days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters.  The Bank shall not be obligated to make any sale of Collateral if, in the exercise of its reasonable discretion, it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given.  The Bank may, without notice or publication (except as required by applicable law), adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  The Debtors shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys’ fees, legal expenses and other costs and expenses incurred by the Bank in connection with the collection of the Indebtedness and the enforcement of the Bank’s rights under this Agreement and the Credit Agreement.  The Debtors shall, to the extent permitted by applicable law, remain liable for any deficiency if the proceeds of any such sale or other disposition of the Collateral (conducted in conformity with this clause (ii) and applicable law) applied to the Indebtedness are insufficient to pay the Indebtedness in full.  The Bank shall apply the proceeds from the sale of the Collateral hereunder against the Indebtedness in such order and manner as is provided in the Credit Agreement.

(iii)                               The Bank may cause any or all of the Collateral held by it to be transferred into the name of the Bank or the name or names of the Bank’s nominee or nominees.

(iv)                              The Bank may exercise any and all rights and remedies of the Debtors under or in respect of the Collateral, including, without limitation, any and all rights of the Debtors to demand or otherwise require payment of any amount under, or performance of any provision of any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral.

(v)                                 On any sale of the Collateral, the Bank is hereby authorized to comply with any limitation or restriction with which compliance is necessary (based on a reasoned opinion of the Bank’s counsel) in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.

(vi)                              The Bank may direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Bank or as the Bank shall direct.

(vii)                           For purposes of enabling the Bank to exercise its rights and remedies under this Section 6.1 and enabling the Bank and its successors and assigns to enjoy the full benefits of the Collateral, the Debtors hereby grant to the Bank an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtors) to use, assign, license or sublicense any of the Computer Records or Software (including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof), exercisable upon the occurrence and during the continuance of an Event of Default (and thereafter if Bank succeeds to any of the Collateral pursuant to an enforcement proceeding or voluntary arrangement with Debtor), except as may be prohibited by any licensing agreement relating to such Computer Records or Software.  This license shall also inure to the benefit of all successors, assigns, transferees of and purchasers from the Bank.

Section 6.2.                                Private Sales.

(a)                                  In view of the fact that applicable securities laws may impose certain restrictions on the method by which a sale of the Pledged Shares may be effected after an Event of Default, Debtors agree that upon the occurrence and during the continuance of an Event of Default, Bank may from time to time attempt to sell all or any part of the Pledged Shares by a private sale in the nature of a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are “accredited investors” within the meaning of Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and are purchasing for investment only and not for distribution. In so doing, Bank may solicit offers for the Pledged Shares, or any part thereof, from a limited number of investors who might be interested in purchasing the Pledged Shares. Without limiting the methods or manner of disposition which could be determined to be commercially reasonable, if Bank hires a firm of regional or national reputation that is engaged in the business of rendering investment banking and brokerage services to solicit such offers and facilitate the sale of the Pledged Shares, then Bank’s acceptance of the highest offer (including its own offer) obtained through such efforts of such firm shall be deemed to be a commercially reasonable method of disposition of such Pledged Shares.  The Bank shall not be under any obligation to delay a sale of any of the Pledged Shares for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so.

(b)                                 The Debtors further agree to do or cause to be done, to the extent that the Debtors may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtors’ expense.

Section 6.3.                                Establishment of Cash Collateral Account; and Lock Box.

(a)                                  Upon the occurrence and during the continuance of an Event of Default, promptly upon demand by the Bank, there shall be established by each Debtor with Bank a segregated non-interest bearing cash collateral account (“Cash Collateral Account”) bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Bank; provided, however, that the Cash Collateral Account may be an interest-bearing account with a commercial bank if determined by the Bank, in its reasonable discretion, to be practicable, invested by Bank in its sole discretion, but without any liability for losses or the failure to achieve any particular rate of return.  Furthermore, in connection with the establishment of a Cash Collateral Account under the first sentence of this Section 6.3 (and on the terms and within the time periods provided thereunder), (i) each Debtor agrees to establish and maintain (and Bank may establish and maintain) at Debtor’s sole expense a United States Post Office lock box (the “Lock Box”), to which Bank shall have exclusive access and control.  Each Debtor expressly authorizes Bank, from time to time, to remove the contents from the Lock Box for disposition in accordance with this Agreement; and (ii) each Debtor shall notify all account debtors that all payments made to Debtor (a) other than by electronic funds transfer, shall be remitted, for the credit of Debtor, to the Lock Box, and Debtor shall include a like statement on all invoices, and (b) by electronic funds transfer, shall be remitted to the Cash Collateral Account, and Debtor shall include a like statement on all invoices. Each Debtor agrees to execute all documents and authorizations as reasonably required by the Bank to establish and maintain the Lock Box and the Cash Collateral Account.  It is acknowledged by the parties hereto that any lockbox presently maintained or subsequently established by a Debtor with Bank may be used, subject to the terms hereof, to satisfy the requirements set forth in the first sentence of this Section 6.3.

(b)                                 Upon the occurrence and during the continuance of an Event of Default, promptly upon demand by the Bank, any and all cash (including amounts received by electronic funds transfer), checks, drafts and other instruments for the payment of money received by each Debtor at any time, in full or partial payment of any of the Collateral consisting of Accounts or Inventory, shall forthwith upon receipt be transmitted and delivered to Bank, properly endorsed, where required, so that such items may be collected by Bank. Any such amounts and other items received by a Debtor shall not be commingled with any other of such Debtor’s funds or property, but will be held separate and apart from such Debtor’s own funds or property, and upon express trust for the benefit of Bank until delivery is made to Bank.  All items or amounts which are remitted to a Lock Box or otherwise delivered by or for the benefit of a Debtor to Bank on account of partial or full payment of, or any other amount payable with respect to, any of the Collateral shall, at Bank’s option, to any of the Indebtedness, whether then due or not, in the order and manner set forth in the Credit Agreement.  No Debtor shall have any right whatsoever to withdraw any funds so deposited. Each Debtor further grants to Bank a first security interest in and lien on all funds on deposit in such account. Each Debtor hereby irrevocably authorizes and directs Bank to endorse all items received for deposit to the Cash Collateral Account, notwithstanding the inclusion on any such item of a restrictive notation, e.g., “paid in full”, “balance of account”, or other restriction.

6.4                               Default Under Credit Agreement.  Subject to any applicable notice and cure provisions contained in the Credit Agreement, the occurrence of any Event of Default (as defined in the Credit Agreement), including without limit a breach of any of the provisions of this Agreement, shall be deemed to be an Event of Default under this Agreement.

ARTICLE VII
Miscellaneous

Section 7.1.                                No Waiver; Cumulative Remedies.  No failure on the part of the Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.  The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

Section 7.2.                                Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Debtor and the Bank and their respective heirs, successors and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Bank.

Section 7.3.                                AMENDMENT; ENTIRE AGREEMENT.  THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.  The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

Section 7.4.                                Notices.  All notices, requests, consents, approvals, waivers and other communications hereunder shall be in writing (including, by facsimile transmission) and mailed, faxed or delivered to the address or facsimile number specified for notices on signature pages hereto; or, as directed to the Debtor or the Bank, to such other address or number as shall be designated by such party in a written notice to the other. All such notices, requests and communications shall, when sent by overnight delivery, or faxed, be effective when delivered for overnight (next business day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day (as defined in the Credit Agreement) after the date deposited into the U.S. mail certified or registered (return receipt requested), or if otherwise delivered, upon delivery; except that notices to the Bank shall not be effective until actually received by the Bank.

Section 7.5.                                GOVERNING LAW; SUBMISSION TO JURISDICTION; SERVICE OF PROCESS. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MICHIGAN.

(b)                                 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF MICHIGAN OR OF THE UNITED STATES FOR THE EASTERN DISTRICT OF MICHIGAN, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE DEBTORS AND THE BANK CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE DEBTORS AND THE BANK IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY SECURITY DOCUMENT.

Section 7.6.                                Headings.  The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

Section 7.7.                                Survival of Representations and Warranties.  All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Bank shall affect the representations and warranties or the right of the Bank to rely upon them.

Section 7.8.                                Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 7.9.                                Waiver of Bond.  In the event the Bank seeks to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

Section 7.10.                         Severability.  Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.11.                         Construction.  Each Debtor and the Bank acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtors and the Bank.

Section 7.12.                         Termination.  If all of the Indebtedness (other than contingent liabilities pursuant to any indemnity, including without limitation Sections 5.5 and 5.6 hereof, for claims which have not been asserted, or which have not yet accrued) shall have been indefeasibly paid and performed in full (in cash) and all commitments to extend credit or other credit accommodations under the Credit Agreement have been terminated, the Bank shall, upon the written request of the Debtors, execute and deliver to the Debtors a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtors (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Bank and has not previously been sold or otherwise applied pursuant to this Agreement.

Section 7.13                            Release of Collateral. The Bank shall, upon the written request of the Debtors, execute and deliver to the Debtors a proper instrument or instruments acknowledging the release of the security interest and liens established hereby on any Collateral (other than the Pledged Shares): (a) if the sale or other disposition of such Collateral is permitted under the terms of the Credit Agreement or, (b) if the sale or other disposition of such Collateral is not permitted under the terms of the Credit Agreement, provided that the Bank has consented to such sale or disposition in accordance with the terms thereof.

Section 7.14.                         WAIVER OF JURY TRIAL.  EACH DEBTOR AND THE BANK WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY EITHER SUCH PARTY AGAINST THE OTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH DEBTOR AND THE BANK AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, EACH SUCH PARTY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Section 7.15.                         Consistent Application.  The rights and duties created by this Agreement shall, in all cases, be interpreted consistently with, and shall be in addition to (and not in lieu of), the rights and duties created by the Credit Agreement and the other Loan Agreements.  In the event that any provision of this Agreement shall be inconsistent with any provision of the Credit Agreement, such provision of the Credit Agreement shall govern.

Section 7.16.                         Continuing Lien.  The security interest granted under this Security Agreement shall be a continuing security interest in every respect (whether or not the outstanding balance of the Indebtedness is from time to time temporarily reduced to zero) and Bank’s security interest in the Collateral as granted herein shall continue in full force and effect for the entire duration that the Credit Agreement remains in effect and until all of the Indebtedness are repaid and discharged in full, and no commitment (whether optional or obligatory) to extend any credit under the Credit Agreement remains outstanding.

*    *    *    *

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

DEBTORS:

INTERACTIVE HEALTH LLC

By:	/s/ Thomas Dragotto
Name: Thomas Dragotto
Title: Chief Financial Officer and Secretary

Address for Notices:
3030 Walnut Avenue
Long Beach, CA 90807
Fax No.: (562) 718-7614
Telephone No.: (562) 426-8700
Attention: Chief Financial Officer

COMERICA BANK

By:	/s/ Marc D. Adams
Name: Marc D. Adams
Title: Associate Comerica Bank Private Equity Group

Address for Notices:
One Detroit Center, 9th Floor
500 Woodward Avenue
Detroit, Michigan 48226
Fax No.: 313/222-6198
Telephone No.: 313/222-5182
Attention: Daryl Krause

SCHEDULE A
TO
SECURITY AGREEMENT

Locations of Equipment and Inventory
(including leased locations) in the Possession of Debtor or Any Bailee/Warehouseman

[TO BE COMPLETED BY COMPANY]

1

SCHEDULE B
TO
SECURITY AGREEMENT

Jurisdictions for Filing
UCC-1 Financing Statements

[TO BE COMPLETED BY COMPANY]

1

SCHEDULE C
TO
SECURITY AGREEMENT

Debtor Jurisdiction of Organization

[TO BE COMPLETED BY COMPANY]

1

SCHEDULE D
TO
SECURITY AGREEMENT

Pledged Shares*

[TO BE COMPLETED BY COMPANY]

Stock Issuer	Owner of Stock	Class of Stock	Stock Certificate No(s)	Par Value	Number of Shares	Outstanding Shares

* Modify headings to the extent necessary to identify membership interests, partnership units, notes or other instruments.

1

SCHEDULE E
TO
SECURITY AGREEMENT
INTELLECTUAL PROPERTY

ITEM A.   TRADEMARKS

Registered Trademarks

Country	Trademark	Registration No.	Debtor

Pending Trademark Applications

Country	Trademark	Registration No.	Debtor

1

Expired, Abandoned or Canceled Trademarks

Country	Trademark	Registration No.	Debtor

Trademark Applications in Preparation

Country	Trademark	Registration No.	Debtor

2

ITEM B.   TRADEMARK LICENSES

Country	Trademark	Registration No.	Debtor

[TO BE COMPLETED BY COMPANY]

3

ATTACHMENT 1

to Schedule E to Security Agreement (Copyright)

ITEM A.   COPYRIGHTS

Country	Copyright	Registration No.	Debtor

ITEM B.   PENDING COPYRIGHT APPLICATIONS

Country	Copyright	Registration No.	Debtor

4

ITEM C.   COPYRIGHT LICENSES

Country	Copyright	Registration No.	Debtor

ITEM A.   PATENTS (including letters patent and applications for letters patent):

Country	Patent	Patent No.	Issue Date	Debtor

ITEM B.   PATENT LICENSES:

Country	Patent	Patent No.	Issue Date	Debtor

5

[TO BE COMPLETED BY COMPANY]

6

SCHEDULE F
ASSUMED NAMES

Interactive Health LLC
HWE, Inc.
New HWE Inc.
Interactive Health Global, Inc.
Refer also to Attachment 1 Corporate Structure Chart (before 8/22/2003)

[COMPANY TO CONFIRM]

1

1

EXHIBIT A
TO
SECURITY AGREEMENT

FORM OF AMENDMENT

This Amendment, dated                    , 20  , is delivered pursuant to Section [4.14/4.16/4.21] of the Security Agreement referred to below.  The undersigned hereby agrees that this Amendment may be attached to the Security Agreement dated as of February 13, 2004, between the undersigned and Comerica Bank (the “Security Agreement”), and [that the shares of stock, membership interests, partnership units, notes or other instruments listed on Schedule D] / [that the intellectual property listed on Schedule E/ that the collateral locations listed on Schedule A] annexed hereto shall be and become part of the Collateral referred to in the Security Agreement and shall secure payment and performance of all Indebtedness as provided in the Security Agreement.

Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Security Agreement.

INTERACTIVE HEALTH LLC

By:
Name:
Title:

COMERICA BANK

By:
Name:
Title:

1

SCHEDULE D
TO
SECURITY AGREEMENT

[PLEDGED SHARES*

Stock Issuer	Owner of Stock	Class of Stock	Stock Certificate No(s)	Par Value	Number of Shares	Outstanding Shares

* Modify headings to the extent necessary to identify membership interests, partnership units, notes or other instruments.

1

SCHEDULE E
TO
SECURITY AGREEMENT
Intellectual Property

ITEM A.   TRADEMARKS

Registered Trademarks

Country	Trademark	Registration No.	Debtor

Pending Trademark Applications

Country	Trademark	Registration No.	Debtor

Expired, Abandoned or Canceled Trademarks

Country	Trademark	Registration No.	Debtor

Trademark Applications in Preparation

Country	Trademark	Registration No.	Debtor

ITEM B.   TRADEMARK LICENSES

Country	Trademark	Registration No.	Debtor

[TO BE COMPLETED BY COMPANY]

ATTACHMENT 1

ITEM A.   COPYRIGHTS

Country	Copyright	Registration No.	Debtor

ITEM B.   PENDING COPYRIGHT APPLICATIONS

Country	Copyright	Registration No.	Debtor

ITEM C.   COPYRIGHT LICENSES

Country	Copyright	Registration No.	Debtor

[TO BE COMPLETED BY COMPANY]

ITEM A.   PATENTS (including letters patent and applications for letters patent):

Country	Patent	Patent No.	Issue Date	Debtor

ITEM B.   PATENT LICENSES:

Country	Patent	Patent No.	Issue Date	Debtor

[TO  BE COMPLETED BY COMPANY]